                  AMENDMENT NUMBER TWO TO REVOLVING CREDIT AGREEMENT


          This AMENDMENT NUMBER TWO TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT"), dated as of September 25, 1997, is entered into by and between PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("BORROWER"), and IMPERIAL BANK, a California banking corporation ("BANK"), with reference to the following facts:

          A. Borrower and Bank have previously entered into that certain Revolving Credit Agreement, dated as of July 3, 1997, as amended by that certain Amendment Number One, dated as of July 14, 1997 (the "AGREEMENT"); and

          B. Borrower and Bank desire to amend the Agreement in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. In addition, Section 1.1 of the Agreement is hereby amended by amending the definition of "LOAN DOCUMENTS" in its entirety as follows:

               "'LOAN DOCUMENT(S)' means each of the following documents, instruments, and agreements individually or collectively, as the context requires:

               (a)  the Note;

               (b)  the Security Agreement (Borrower);

               (c)  the Guaranties;

               (d)  the Security Agreements (Guarantor);

               (e)  the Stock Pledge Agreements (Borrower);

               (f)  the Collateral Assignments of Transaction Documents;

               (g)  the Credit Succession Agreements;

               (h)  the Letter of Credit Applications;


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

               (i) each certain Subordination and Note Cancellation Agreement, now or hereafter entered into by and among Bank, Borrower and any other party or parties;

               (j) each certain Subordination Agreement, now or hereafter entered into by and among Bank, Borrower and any other party or parties;

               (k)  the Warrant; and

               (l) such other documents, instruments, and agreements (including financing statements and fixture filings) as Bank may reasonably request in connection with the transactions contemplated hereunder or to perfect or protect the liens and security interests granted to Bank in connection herewith."

All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

          2.   SCHEDULES.  SCHEDULES 1.1P, 4.7, 4.9, 4.12, 4.18 AND 4.20 to the
Agreement are hereby deleted in their entirety and replaced, respectively, with SCHEDULES 1.1P, 4.7, 4.9, 4.12, 4.18 AND 4.20 attached to this Amendment.

          3. AMENDMENT TO SECTION 4.6. Section 4.6 of the Agreement is hereby amended in its entirety as follows:

               "4.6 DEBT. Borrower, each Subsidiary and each Physician Group has no Debt other than (i) Permitted Debt and (ii) until September 29, 1997, a $150,000 line of credit from Antelope Valley Bank to Sierra Primary Care Medical Group, Inc., under which no amounts are outstanding or owing."

          4. AMENDMENT TO SECTION 5.11. Section 5.11 of the Agreement is hereby amended in its entirety as follows:

               "5.11     BANK ACCOUNTS.  Maintain, and cause each
     Subsidiary and each Physician Group to maintain, its cash on hand and cash equivalent investments in deposit accounts at Bank, which deposits accounts (other than the deposit accounts of the Physician Groups) shall be subject to the security interests granted to Bank under the Security Agreement and the Security Agreements (Guarantor), and all funds in the deposit accounts of the Physician Groups shall be swept daily into the deposit account of its Manager established at Bank; PROVIDED, HOWEVER, the Subsidiary, Sierra Medical Management, Inc., shall be permitted to maintain a deposit account at Bank of America SO LONG AS all funds in such deposit account in excess of Fifteen


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     Thousand Dollars ($15,000) are swept on a daily basis into the account of such Subsidiary maintained at Bank."

          5. AMENDMENT TO SECTIONS 6.2 AND 6.11. Sections 6.2 and 6.11 of the Agreement are hereby amended in their entirety as follows:

               "6.2 DEBT. Create, incur, assume or suffer to exist, or permit any Subsidiary or any Physician Group to create, incur, assume or suffer to exist, any Debt except (i) Permitted Debt and (ii) a $150,000 line of credit from Antelope Valley Bank to Sierra Primary Care Medical Group, Inc., SO LONG AS (x) such line of credit remains unsecured, (y) no amounts are outstanding or owing at any time, and
     (y) such line of credit is terminated not later than 5:00 p.m., Los Angeles time, September 29, 1997."

               "6.11     GUARANTY.  Assume, guaranty, endorse (other than
     checks and drafts received by Borrower in the ordinary course of business so long as an Event of Default has not occurred), or otherwise be or become directly or contingently responsible or liable, or permit any Subsidiary to assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, any agreement to purchase any obligation, stock, Assets, goods, or services or to supply or advance any funds, Assets, goods, or services, or any agreement to maintain or cause such Person to maintain, a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for the obligations of any other Person; or pledge or hypothecate, or permit any Subsidiary to pledge or hypothecate, any of its Assets as security for any liabilities or obligations of any other Person; PROVIDED, HOWEVER, notwithstanding the foregoing, Borrower shall be permitted to execute and deliver the guarantees listed on SCHEDULE 1.1P."

          6. REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

               (a) as of the date hereof, no Event of Default, Unmatured Event of Default or Material Adverse Effect is continuing;

               (b) all of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

               (c) this Amendment has been duly executed and delivered by Borrower, and after giving effect to this Amendment, the Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy,


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insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

          7. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

               (a) Bank shall have received this Amendment, duly executed by Borrower and Bank, and the Consent of Guarantor, duly executed by Prospect Medical Systems, Inc.;

               (b) Bank shall have received all outstanding and unpaid Bank Expenses, including but not limited to the legal fees of Buchalter, Nemer, Fields & Younger relating to the negotiation, preparation and documentation of the Agreement, the Loan Documents and this Amendment;

               (c) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall be continuing; and

               (d) All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of Closing Date).

          8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          9. REAFFIRMATION OF THE AGREEMENT. Except as expressly modified by this Amendment, the Agreement and the Loan Documents shall remain in full force and effect.

                  [Remainder of this page intentionally left blank]


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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first hereinabove written.

                         PROSPECT MEDICAL HOLDINGS, INC.,
                         a Delaware corporation


                         By: /s/ Thomas A. Maloof
                            -----------------------------------
                              Title: CFO
                                    ---------------------------


                         IMPERIAL BANK,
                         a California banking corporation


                         By: /s/ Mark W. Campbell
                            -----------------------------------
                              Title: SVP
                                    ---------------------------


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                                 CONSENT OF GUARANTOR


          The undersigned, as "Guarantor" under that certain Continuing Guaranty, dated as of July 3, 1997 (the "GUARANTY"), executed in favor of IMPERIAL BANK, a California banking corporation ("BANK"), with respect to the obligations of PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("BORROWER"), owing to Bank, hereby acknowledges notice of the foregoing Amendment Number Two to Revolving Credit Agreement, dated as of September 25, 1997, between Borrower and Bank, consents to the terms contained therein, and agrees that the Guaranty and all security therefor shall remain in full force and effect.

          Although Bank has informed us of the matters set forth above and we have acknowledged same, we understand and agree that Bank has no duty under the Agreement, the Guaranty or any other agreement between us to so notify us or to seek an acknowledgement, and nothing herein is intended to or shall create such a duty as to any advances or transactions hereafter.


                         PROSPECT MEDICAL SYSTEMS, INC.,
                         a Delaware corporation


                         By: /s/ Thomas A. Maloof
                            -----------------------------------
                              Title: CFO
                                    ---------------------------


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